UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2022

DIGITAL REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-32336	26-0081711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5707 Southwest Parkway, Building 1, Suite 275 Austin, Texas	78735
(Address of principal executive offices)	(Zip Code)

(737) 281-0101

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	DLR	New York Stock Exchange
Series J Cumulative Redeemable Preferred Stock	DLR Pr J	New York Stock Exchange
Series K Cumulative Redeemable Preferred Stock	DLR Pr K	New York Stock Exchange
Series L Cumulative Redeemable Preferred Stock	DLR Pr L	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 3, 2022, Digital Realty Trust, Inc. held its Annual Meeting of Stockholders, at which the stockholders voted on proposals as follows:

Proposal 1. Election of directors, each to serve until the 2023 Annual Meeting of Stockholders and until a successor for each has been duly elected and qualifies.

Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes
Laurence A. Chapman	170,731,815	76,787,116	519,926	12,936,020
Alexis Black Bjorlin	216,941,540	30,596,718	500,599	12,936,020
VeraLinn Jamieson	173,618,321	73,919,718	500,818	12,936,020
Kevin J. Kennedy	200,809,453	46,720,144	509,260	12,936,020
William G. LaPerch	172,118,099	75,410,153	510,605	12,936,020
Jean F.H.P. Mandeville	239,272,414	8,259,147	507,296	12,936,020
Afshin Mohebbi	239,042,552	8,487,426	508,879	12,936,020
Mark R. Patterson	168,158,157	79,371,291	509,409	12,936,020
Mary Hogan Preusse	167,863,699	79,676,551	498,607	12,936,020
Dennis E. Singleton	238,458,098	9,069,859	510,900	12,936,020
A. William Stein	239,657,765	7,874,261	506,831	12,936,020

Proposal 2. Ratification of the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2022.

Votes For	Votes Against	Abstentions	Broker Non-Votes
257,248,381	3,611,353	115,143	None

Proposal 3. Resolution to approve, on a non-binding, advisory basis, the compensation of our named executive officers (a “say-on-pay vote”).

Votes For	Votes Against	Abstentions	Broker Non-Votes
219,645,654	27,835,569	557,634	12,936,020

Proposal 4. A stockholder proposal regarding reporting on concealment clauses.

Votes For	Votes Against	Abstentions	Broker Non-Votes
112,893,470	134,725,686	419,701	12,936,020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digital Realty Trust, Inc.
By:	/s/ Jeannie Lee
Jeannie Lee
Executive Vice President, General Counsel and Secretary

Date: June 8, 2022